UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):             June 2, 2017

TWINLAB CONSOLIDATED HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-55181	46-3951742
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

4800 T-Rex Avenue, Suite 305, Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(561) 443-5301

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Section 1 – Registrant’s Business and Operations

Item 1.01.     Entry into a Material Definitive Agreement.

Settlement Agreement, Promissory Note, and Subordination Agreement

On June 2, 2017, Twinlab Consolidated Holdings, Inc. (“Twinlab Consolidated” or the “Company”), Twinlab Consolidation Corporation (“Twinlab”), Nutrascience Labs, Inc. (“NSL” and together with Twinlab and Twinlab Consolidated, the “Twinlab Parties”), 2014 Huntington Holdings, LLC (“2014 Huntington”), Carolyn Holdings, LLC (“Carolyn Holdings”), NCL Holding Company, LLC (“NC”) and Vitacap Labs, LLC (“Vita” and together with 2014 Huntington, Carolyn Holdings and NC, the “Huntington Parties”) entered into a Settlement Agreement (“Settlement Agreement”) to resolve certain previous matters among the parties.

As previously disclosed, Twinlab and 2014 Huntington entered into a certain securities purchase agreement, dated as of August 1, 2014 (the “SPA”) pursuant to which Twinlab sold one million five hundred twenty eight thousand three hundred eighty four (1,528,384) shares of Twinlab common stock (the “Twinlab Shares”). Pursuant to the agreement and plan of merger, dated as of September 4, 2014, by and among Twinlab, TCC Merger Co. and Twinlab Consolidated, TCC Merger Co., a wholly-owned subsidiary of Twinlab Consolidated, merged with and into Twinlab (the “Merger”). As a result of the Merger, (i) Twinlab became a wholly-owned subsidiary of Twinlab Consolidated, (ii) the Twinlab Shares were converted into an equal number of shares of common stock, par value $0.001 per share (the “Common Stock”) of Twinlab Consolidated (the “Twinlab Consolidated Shares”) and (iii) Twinlab Consolidated became responsible for the obligations of Twinlab under the SPA.

Pursuant to the SPA, Twinlab Consolidated became obligated to make a cash payment to 2014 Huntington because the sixty (60) day volume weighted average stock price of the Common Stock immediately prior to the eighteen (18) month anniversary of the closing of the SPA was less than $2.29 per share. This resulted in Twinlab Consolidated being obligated to pay 2014 Huntington an aggregate of three million two hundred thousand dollars ($3,200,000) (the “Obligation”).

In order to settle the Obligation and resolve certain other matters, the Settlement Agreement provides (i) Twinlab Consolidated was required to issue an unsecured promissory note (the “Note”) in the aggregate principal amount of three million two hundred thousand ($3,200,000) dollars to 2014 Huntington, (ii) 2014 Huntington was required to return seven hundred seventy eight thousand three hundred eighty five (778,385) Twinlab Consolidated Shares (“Subject Shares”) to Twinlab Consolidated to be held in escrow on the terms and conditions set forth in the Settlement Agreement, (iii) Twinlab Consolidated is required to provide certain piggyback registration rights to 2014 Huntington in respect of the remaining seven hundred forty nine thousand nine hundred ninety nine (749,999) Twinlab Consolidated Shares (the “Remaining Shares”) held by 2014 Huntington and the Subject Shares and (iv) Carolyn Holdings and Twinlab Consolidated were required to enter into a four (4) year Lease (as defined below) for the premises located at 70 Carolyn Boulevard, Farmingdale, New York.

On June 2, 2017, Twinlab Consolidated executed the Note in favor of 2014 Huntington. Pursuant to the Settlement Agreement, the terms of the Note included the principal sum of three million two hundred thousand ($3,200,000) dollars together with interest on the unpaid principal balance. The Note accrues interest on the unpaid principal balance at the rate of eight and one-half percent (8.5%) per annum from August 6, 2016 through and including the date on which the entire principal balance shall have been paid in full. If the Note remains outstanding on August 15, 2017, the interest rate from and after August 15, 2017 shall be increased to ten percent (10%) per annum. Pursuant to the Settlement Agreement and the Note, Twinlab Consolidated paid 2014 Huntington fifty thousand ($50,000) dollars that was applied to the accrued interest from August 6, 2016 through June 2, 2017. Under the terms of the Note, Twinlab Consolidated shall pay ten thousand ($10,000) dollars of the accrued and unpaid interest in cash on the last day of each calendar month beginning June 30, 2017 and any accrued but unpaid interest in excess of ten thousand ($10,000) dollars shall accrue and be payable on the earlier to occur of June 2, 2019 or the date the Note is accelerated by 2014 Huntington following the occurrence and continuance of an event of default as defined in the Note. If the Note is accelerated following the occurrence of an event of default, interest shall accrue on the unpaid principal balance of the Note at the rate described above plus two percent (2%) per annum.

The Settlement Agreement became effective (the “Effective Date”) on June 2, 2017 upon the satisfaction of the following conditions: (a) Twinlab Consolidated’s issuance and delivery of the Note to 2014 Huntington along with a payment of fifty thousand ($50,000) dollars to 2014 Huntington that was applied as interest accrued on the Note from August 6, 2016, (b) 2014 Huntington’s delivery to Twinlab Consolidated of the stock certificate representing the Subject Shares to be held in escrow together with a stock power duly endorsed in blank or other instruments of transfer requested by Twinlab Consolidated and (c) Carolyn Holdings and Twinlab Consolidated have entered into the Lease as described below.

If the Note is paid off on or prior to August 14, 2017, the Subject Shares shall automatically be released from escrow, transferred and assigned to Twinlab Consolidated for no additional consideration. If the Note remains outstanding on August 15, 2017, Twinlab Consolidated shall have the right, but not the obligation, to pay one hundred forty thousand ($140,000) dollars (the “Twinlab Option Price”) to 2014 Huntington to purchase seven hundred sixty four thousand one hundred ninety two (764,192) of the Subject Shares (the “Twinlab Purchase Option”). Twinlab Consolidated shall be required to exercise the Twinlab Purchase Option and pay the Twinlab Option Price to 2014 Huntington no later than August 22, 2017. Upon the timely exercise and payment by Twinlab Consolidated of the Twinlab Option Price, seven hundred sixty four thousand one hundred ninety two (764,192) of the Subject Shares shall be released from escrow and transferred and assigned to the Company. If the Note remains outstanding on August 15, 2017 and Twinlab Consolidated does not timely exercise the Twinlab Purchase Option and pay the Twinlab Option Price, the Subject Shares shall be returned from escrow to 2014 Huntington and shall cease to be subject to repurchase by Twinlab Consolidated.

Pursuant to the Settlement Agreement, Twinlab Consolidated agreed if, at any time on or after the Effective Date, it proposes to register any of its securities under the Securities Act of 1933, as amended (the “Act”) for its own account or for other holders (other than in connection with a registration on Form S-4 or Form S-8), Twinlab Consolidated will use its commercially reasonable efforts to include the Subject Shares and Remaining Shares held by 2014 Huntington in such registration, subject to certain limitations, restrictions and exceptions as specified in the Settlement Agreement. Twinlab Consolidated agreed to pay all registration expenses, as defined in the Settlement Agreement, relating to the registration obligations.

In connection with resolving certain other matters between the Twinlab Parties and Huntington Parties, NC rescinded a notice of termination, dated April 14, 2017, that it delivered to NSL. Additionally, the parties agreed that the second transition services and license agreement (the “TSA”), dated August 12, 2015, by and among NSL, NC, Vita and Carolyn Holdings is terminated and of no further force and effect. No party has any obligations or liabilities to any other party arising under, or related to, the TSA or its termination. The Settlement Agreement further provides that as the Effective Date, each of the following agreements are terminated and of no further force and effect: (i) a certain landlord’s agreement, dated March 1, 2016, by and among Carolyn Holdings, NC, NSL and Midcap Funding X Trust; and (ii) a certain licensor’s agreement, dated March 1, 2016, by and among NC, NSL and Midcap Funding X Trust.

On June 2, 2017, 2014 Huntington (as a “Subordinated Lender”), Twinlab Consolidated, Twinlab, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, NSL, Nutrascience Labs IP Corporation, Organic Holdings LLC, Reserve Life Organics, LLC, Resvitale, LLC, Re-Body, LLC, Innovitamin Organics, LLC, Organics Management LLC, Cocoawell, LLC, Fembody, LLC, Reserve Life Nutrition, L.L.C., Innovita Specialty Distribution, LLC, Joie Essance, LLC (collectively, “Borrower”) and Midcap Funding X Trust (“Agent”), entered into a subordination agreement (“Subordination Agreement”) in connection with the Settlement Agreement. Midcap Funding X Trust serves as Agent for the financial institutions or other entities from time to time parties to a senior loan agreement and as lender or holder of the senior loans that may exist from time to time (the “Lenders” and collectively with the Agent, the “Senior Lenders”). The Borrower and Senior Lenders are party to a credit and security agreement, dated January 22, 2015 pursuant to which the Senior Lenders have agreed to make certain loans and financial accommodations to the Borrower and the other credit parties. All of Borrower’s obligations to Senior Lenders under the senior loan agreement and the other senior loan documents are secured by liens on and security interests in substantially all of the existing and thereafter acquired personal property of Borrower. To induce the Agent and Senior Lenders to consent to the transactions contemplated by the Note, Agent and Senior Lenders have required the execution and delivery of the Subordination Agreement to set forth the relative rights and priorities of Senior Lenders and Subordinated Lender under the senior loan documents and subordinated loan documents. Pursuant to the Subordination Agreement, 2014 Huntington, as the Subordinated Lender, agreed that payment of subordinated loans are subordinated to the payment in full, as defined in the Subordination Agreement, of all senior loans. Payments on the Note may be made by Borrower if no event of default exists or will be created by such payment. Until the senior loans are paid in full, as defined in the Subordination Agreement, the Subordinated Lender agreed not to take any enforcement action, as defined in the Subordination Agreement, with respect to all or any portion of the subordinated loans, without the prior written consent of Agent.

The foregoing is a summary of the terms of the Settlement Agreement, unsecured promissory note and Subordination Agreement, respectively. The summary does not purport to be complete and is qualified in its entirety by reference to the Settlement Agreement, unsecured promissory note and Subordination Agreement, copies of which are attached herewith as Exhibit 10.165, Exhibit 10.166 and Exhibit 10.167, respectively, to this Form 8-K and incorporated herein by reference.

Real Estate Lease

On June 2, 2017, Twinlab Consolidated and Carolyn Holdings entered in an Agreement of Lease (the “Lease”) regarding certain land with improvements in the building known as 70 Carolyn Boulevard, Farmingdale, New York (the “Premises”). The Lease is for a term of four (4) years commencing on June 2, 2017 (the “Term”) with an annual rental rate paid in equal monthly installments in advance on the first day of each month during the Term. The Lease is subject and subordinate to all ground or underlying leases and to all mortgages which are now or hereafter affect such leases or the real property of which the premises are a part.

On June 2, 2017, Carolyn Holdings and Twinlab Consolidated entered into a rider to the Lease (“Rider to the Lease”) which is made a part of the Lease. Pursuant to the Rider to the Lease, Twinlab Consolidated, as tenant, will pay Carolyn Holdings, as Owner, a fixed rent (“Minimum Base Rent”) at the following annual rates: (i) during the first year of the Term, two hundred sixty thousand ($260,000) dollars in equal monthly installments of twenty one thousand six hundred sixty six and 67/100 ($21.666.67) dollars each, (ii) during the second year of the Term, two hundred sixty seven thousand eight hundred ($267,800) dollars in equal monthly installments of twenty two thousand three hundred sixteen and 67/100 ($22,316.67) dollars each, (iii) during the third year of the Term, two hundred seventy-five thousand eight hundred thirty-four ($275,834) dollars in equal monthly installments of twenty two thousand nine hundred eighty six and 17/100 ($22,986.17) dollars each, and (iv) during the fourth year of the Term, two hundred eighty-four thousand one hundred nine ($284,109) dollars in equal monthly installments of twenty three thousand six hundred seventy five and 75/100 ($23,675.75) dollars each. Additionally, Twinlab Consolidated will pay Carolyn Holdings, as additional rent, all operating expenses as defined in the Rider to the Lease. Twinlab Consolidated may have the opportunity to renew the term of the Lease for one additional consecutive period of two (2) years (“Renewal Term”). The Renewal Term will have the same terms and conditions as the Term except the Minimum Base Rent payable during the Renewal Term will increase by (x) three percent (3%) on the first day of the Renewal Term and (y) three percent (3%) on the first anniversary of the Renewal Term.

On June 2, 2017, Carolyn Holdings, Twinlab Consolidated and Midcap Funding X Trust entered into a Landlord’s Agreement (“Landlord’s Agreement”) regarding the Premises subject to the Lease and Rider to the Lease. Pursuant to the Landlord’s Agreement, Carolyn Holdings was advised that Midcap Funding X Trust has a lien on Twinlab Consolidated’s collateral stored at the Premises. Carolyn Holdings agreed that the collateral would not be deemed a fixture or part of the Premises but would be considered personal property. Pursuant to the Landlord’s Agreement, the parties agreed that Carolyn Holdings would grant Midcap Funding X Trust with prompt and reasonable access to the Premises to the same extent of Twinlab Consolidated under the Lease in order to have access to and inspect or remove any or all of the collateral.

The foregoing is a summary of the terms of the Agreement of Lease, the Rider to the Lease and the Landlord’s Agreement, respectively. The summary does not purport to be complete and is qualified in its entirety by reference to the Agreement of Lease, the Rider to the Lease and the Landlord’s Agreement, respectively, copies of which are attached herewith as Exhibit 10.168, 10.169 and 10.170, respectively, to this Form 8-K and incorporated herein by reference.

Section 2 – Financial Information

Item 2.03.     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under "Item 1.01. Entry into a Material Definitive Agreement" of this Current Report on Form 8-K with respect to the entry into the Settlement Agreement, unsecured promissory note and the Subordination Agreement (as described above) is incorporated into this Item 2.03 by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.     Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
10.165

Settlement Agreement, dated June 2, 2017, by and among Twinlab Consolidated Corporation, Twinlab Consolidated Holdings, Inc., Nutrascience Labs, Inc., 2014 Huntington Holdings, LLC, Carolyn Holdings, LLC, NCL Holding Company, LLC and Vitacap Labs, LLC.

10.166	Unsecured Promissory Note, dated June 2, 2017, issued by Twinlab Consolidated Holdings, Inc. in favor of 2014 Huntington Holdings, LLC.

10.167

Subordination Agreement, dated June 2, 2017, by and among 2014 Huntington Holdings, LLC, Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, Nutrascience Labs, Inc., Nutrascience Labs IP Corporation, Organic Holdings LLC, Reserve Life Organics, LLC, Resvitale, LLC, Re-Body, LLC, Innovitamin Organics, LLC, Organics Management LLC, Cocoawell, LLC, Fembody, LLC, Reserve Life Nutrition, L.L.C., Innovita Specialty Distribution, LLC, Joie Essance, LLC, and Midcap Funding X Trust.

10.168	Agreement of Lease, dated June 2, 2017, between Carolyn Holdings, LLC and Twinlab Consolidated Holdings, Inc.

10.169	Rider to the Lease, dated June 2, 2017, by and between Carolyn Holdings, LLC and Twinlab Consolidated Holdings, Inc.

10.170	Landlord’s Agreement, dated June 2, 2017, by and among Carolyn Holdings LLC, Twinlab Consolidated Holdings, Inc. and Midcap Funding X Trust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWINLAB CONSOLIDATED HOLDINGS, INC.

Date: June 8, 2017	By:	/s/ Naomi L. Whittel
Naomi L. Whittel
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.165

Settlement Agreement, dated June 2, 2017, by and among Twinlab Consolidated Corporation, Twinlab Consolidated Holdings, Inc., Nutrascience Labs, Inc., 2014 Huntington Holdings, LLC, Carolyn Holdings, LLC, NCL Holding Company, LLC and Vitacap Labs, LLC.

10.166	Unsecured Promissory Note, dated June 2, 2017, issued by Twinlab Consolidated Holdings, Inc. in favor of 2014 Huntington Holdings, LLC.

10.167

Subordination Agreement, dated June 2, 2017, by and among 2014 Huntington Holdings, LLC, Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, Nutrascience Labs, Inc., Nutrascience Labs IP Corporation, Organic Holdings LLC, Reserve Life Organics, LLC, Resvitale, LLC, Re-Body, LLC, Innovitamin Organics, LLC, Organics Management LLC, Cocoawell, LLC, Fembody, LLC, Reserve Life Nutrition, L.L.C., Innovita Specialty Distribution, LLC, Joie Essance, LLC, and Midcap Funding X Trust.

10.168	Agreement of Lease, dated June 2, 2017, between Carolyn Holdings, LLC and Twinlab Consolidated Holdings, Inc.

10.169	Rider to the Lease, dated June 2, 2017, by and between Carolyn Holdings, LLC and Twinlab Consolidated Holdings, Inc.

10.170	Landlord’s Agreement, dated June 2, 2017, by and among Carolyn Holdings LLC, Twinlab Consolidated Holdings, Inc. and Midcap Funding X Trust.

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